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Exhibit 12.1

CERTIFICATION PURSUANT TO
SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

        I, Vassily V. Sidorov, certify that:

1.
I have reviewed this annual report on Form 20-F of Mobile TeleSystems OJSC; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 25, 2004	/s/ Vassily V. Sidorov Vassily V. Sidorov President and Chief Executive Officer

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  Exhibit 12.1
CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002